Exhibit 10.2

PROMISSORY NOTE

 $50,000
May __, 2015

Titan Computer Services, Inc., a New York corporation (“Issuer”) hereby promises to pay to Rosenweiss Capital LLC (“Noteholder”) the principal sum of Fifty Thousand ($50,000) plus interest accrued thereon at the rate of 3% per annum as provided in this Note. Interest shall continue to accrue until all outstanding principal is paid in full.

Principal and accrued interest hereunder shall be due and payable as follows: on the fourth anniversary of the date hereof (May __, 2019), and each annual anniversary thereafter until this Note is paid in full, Issuer shall pay Noteholder $10,000 plus accrued interest thereon at the rate of 3% per annum until this Note is paid in full. The outstanding principal sum and accrued interest thereon may be prepaid by Issuer at any time without penalty or premium.

In case one or more of the following events (each, an “Event of Default”) (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

(a)           default in the payment of all or any part of the principal of any of this Note as and when the same shall become due and payable in accordance with the terms hereof or otherwise; or

(b)           Issuer defaults under any other note, loan, obligation or liability; or

(c)           Issuer pursuant to or within the meaning of any bankruptcy law:

(i)           commences a voluntary case or proceeding,

(ii)          consents to the entry of an order for relief against it in an involuntary case or proceeding,

(iii)         consents to the appointment of a custodian of it or for all or substantially all of its property,

(iv)         makes a general assignment for the benefit of its creditors, or

(v)          admits in writing its inability to pay its debts as the same become due; or

(d)           a court of competent jurisdiction enters an order or decree under any bankruptcy law that:

(i)           is for relief against Issuer in an involuntary case,

(ii)          appoints a custodian of Issuer or for all or substantially all of the property of Issuer, or

(iii)         orders the liquidation of Issuer, and such order or decree remains unstayed and in effect for 30 days;

then, in each case where an Event of Default occurs, the Note shall immediately accelerate and the outstanding principal hereunder shall be due and payable immediately, without any notice or act required on the part of Noteholder.  Issuer shall promptly (i.e. within 24 business hours) give Noteholder notice of the occurrence of an Event of Default.

No right or remedy herein conferred upon or reserved to Noteholder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

This Note shall be governed by and be construed in accordance with the internal laws of the State of New York without regard to the conflicts of law rules of such state.

Issuer hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice.

The liability of Issuer hereunder shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by Noteholder, including, without limitation, any extension of time, renewal, waiver or other modification.  Any failure of Noteholder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter.  Noteholder may accept late payments, or partial payments, even though marked "payment in full" or containing words of similar import or other conditions, without waiving any of its rights.  No amendment, modification or waiver of any provision of this Note or consent to any departure by Issuer therefrom shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by Noteholder, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  This Note cannot be changed or terminated orally or by estoppel or waiver or by any alleged oral modification regardless of any claimed partial performance referable thereto.

This Note and the rights and obligations set forth herein shall not be assigned by either party without the prior written consent of Issuer.

IN WITNESS WHEREOF, Issuer has caused this Promissory Note to be duly executed as of the date first set forth above.

TITAN COMPUTER SERVICES, INC.                                                                                       ROSENWEISS CAPITAL LLC.

By:  ___________________________                                                                                   By:  __________________________
Name: _________________________                                                                                    Name: ________________________
Title: __________________________                                                                                    Title: _________________________